Exhibit 99.02

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Hello everyone, welcome to.

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Business update this is our safe harbor statement.

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This presentation contains certain forward looking statements that are based upon current expectations and involves certain risks and uncertainties, within the meaning of the US private securities litigation reform act of 1995.

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Words or expressions such as anticipate plan will intend believe or expect or variations of such words and similar expressions are intended to identify such forward looking statements.

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These forward looking statements are not guarantees of future performance and are subject to risks uncertainties and other factors, some of which are beyond our control and difficult to predict.

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And could cause actual results to differ materially from those expressed or forecasted in the forward looking statements.

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Including without limitation statements made with respect to expectations of our ability to increase our revenues satisfy our obligations as they become do.

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Report profitable operations and other risks and uncertainties as set forth on form 10 K for the year ended December 31 2020 and our subsequent quarterly reports on form 10 Q.

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As filed with the Securities and Exchange Commission all forward looking statements involves significant risks and uncertainties and could cause actual results to differ materially from those in the forward looking statements.

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Many of which are generally outside the control of strikes and are difficult to predict thrax undertakes no obligation to publicly update any forward looking statements, whether as a result of new information future events or otherwise, now I turned a strike CEO Chris mclean oh.

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Thanks Morgan thanks everybody for joining us here today, as many of you know tracks is in the business of building products that are tools that help public companies thrive.

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We do that through a few different mechanisms we do that through our acquire SAS platform, which is a tool that allows public companies to understand.

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A variety of different things about their investors both retail and an institutional and manages a variety of different things that are important.

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For public companies employee options warrants that they might have in the company their CAP table in general.

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allows them to manage everything that has to do with the day to day activity of being a public company, as it relates to the stock in that company, we then complement that with two other pieces of our business.

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We own the largest micro CAP conference in the country, we throw that in person twice a year called ld micro the next one is coming up here and in June.

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And then we have the virtual element of that we’ve written some virtual software that allows us to run virtual conferences, not only for ourselves, but we license and.

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Our software out to other banks that are out there to run their conferences, so we have many, many different banks that are licensed in our software.

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To run their virtual conferences and then around all of this we’ve built investor community, so we, we have a database inside this ecosystem of companies.

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That represents a significant amount of shareholders and we’re building Community around those shareholders, giving them news and information and education, so that they can become better investors and better educated in the market itself.

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was a banner year for us, we had you know we did $46.1 million in bookings for the year not revenue, but we booked $46 million, where the contracts in 2021.

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So it’s a very solid year and we’re accelerating that pace into 2022 we ended the year with around 278 issuers that signed up for this acquire platform where.

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reaffirming our guidance for q1 of 11.5 million, which is the number that we gave out recently but we’re increasing our full year revenue guidance.

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From 45 to 47 million to 47 to 49 million and we’re comfortable doing that because we’re seeing an acceleration in the bookings that we’re having within the organization.

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So now i’d like to turn over the call to Mike Malone our CFO to give you a little bit of an update on where we are with the filing.

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Thank you, Chris as many of you know, last week we filed an extension to file our annual report.

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The delays, causing the extension or the result of complexities related to the D consolidation of fake token in the fourth quarter specifically procedures related to the review.

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and audit of the financial statements that we were required to incorporate within ours.

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As well as the valuation of a remaining equity investment within big token have caused overall delays and the completion of our audit work.

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we’re working diligently to complete these items accurately and expeditiously as a result of the consolidation of big token.

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Our financials will be much easier to understand, going forward, they will be highlighting the true value versus acquire business and with that i’d like to turn the call back to Chris.

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Thanks Mike you know there’s no excuse for for us not to have our financials filed on time and we’re doing everything we can work in 24 seven over here to get that done.

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You know some of the stuff that we’re working on has been very complex and we hope that.

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After big token is separated fully out of the ecosystem of require that this makes it much easier to understand, so acquire and tracks as a business going forward.

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So we appreciate your patience, we understand that you know, nobody likes to see things filed late, including us and you know hope to.

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Have these filed on time in the future and we’ll have you know we’ll have another call once this is done and finished that will outline the exact numbers.

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But before we got there, I just want to give you a little bit of a preview into this acquire bookings because we q1 we saw another significant booking period.

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We did $15.6 million in bookings in q1, which is a pretty solid number considering you know it’s a little bit down from Q4 we did 16 and a half, but Q4 was an amazing quarter.

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This is well above what we had anticipated that we would do for q1 so that’s why we are comfortable and increasing our guidance.

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For the year because you know we’re have insight and obviously the, the sooner in the year that we’re closing this business up.

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The more impact it has in 2022 so we’re really excited about this and the sales team has grown we’ve hired up around the sales team.

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And they have a lot of business in the pipeline So things are things are looking good on the booking side.

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We added around 24 new subscribers to the platform in between Q4 and q1 so it’s a you know, the number of subscribers continues to increase, so hopefully we can keep pace with that.

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I want to talk a little bit about our share structure we had around 4.5 million warrants that expired in January of this year, so we were able to.

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subtract around $4.5 million worth of warrants out of our CAP table so on a fully diluted basis now we’re looking at around 33.4 million shares outstanding for the company if all of those.

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warrants came in that make up that share structure, which would be a total of 5.3 million warrants then you’re looking at around $16 million.

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That would come into the company in additional cash, so you have in April this month, you have around 1.4 million warrants that expire in April.

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And then the next big chunk of warrants expire in October of 3.7 million again collectively if all of those were to get exercise it would generate another $16 million in capital for the company.

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As of the end of the year, we had 153 employees within the organization, you know we’re starting to see.

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People getting back together we’re starting to get the team back together and we had a an off site and in February, where the entire product team and engineering team spent a week and planning for the year.

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And it was a you know it’s great to have everybody back in one location and collaborating with each other, we saw a big increase in the institutional ownership, we had projected around 8.1 million for Q4.

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Where we did see that have around 8.1 million shares owned by institutional owners and that’s a significant increase over the.

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600,000 shares a little bit more than a year ago, so we’ve seen a constant increase here in the number of institutional shareholders, so we we think that’s fantastic.

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We have a couple of new features that we added in the fourth quarter that we’re announcing right now we have a product that’s called the deal Center.

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And the deal Center allows the issuers to track the movement of specific financings that they do so historically what’s happened inside of.

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financings or any type of stock surveillance is that companies would be focused on 13 X 13 geez that are filed by different hedge funds or different institutional investors.

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we’ve built the deal Center as a tool that allows for the.

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issuer to track exactly where shares move whenever a transactions being done, whether that’s a common share or a warrant exercise or a convertible debt.

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or any type of financing that happens within the organization, you would build that transaction within our system.

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And then the system will then track where those shares move and we’ve built a Ai to understand if those specific institutions or investors are selling their shares over time.

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And then we’ve created predictive analytics based on previous habits about what the most likely this investors is likely to do.

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So historically we’ve seen that this investor cells after they invest in a transaction we’ve seen that they sell over the first six months or the first 12 months or the first month or so this amount of volume per per quarter.

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And then we’re applying that to the entire deal and then allows it allows us, then, to keep track of where exactly everything’s moving now in in addition to.

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Just tracking where they’re moving it also helps issuers when they give certain rights.

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To specific investors so let’s say you enter into a transaction, but you have a reset clause in either a warrant or reset clause in your convertible debt or in a common stock issuance.

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keeping track of all of those different instances and contractual obligations that an issuer has it’s very difficult to do.

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We built the system so that it can then track all of these different resets and ratchets that happened within these deals if they do exist.

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So that they automatically get brought to the attention of management, while they’re entering into a new transaction and gives them the financial ramifications of having.

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reset the price of any of these instruments and any of these securities that are out there.

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So this is that we’ve been working on the deal Center for a really long time.

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And it is probably one of the coolest things that we’ve ever built it is going to be I believe instrumental and helping public companies understand.

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Their CAP tables and where shares are moving, so the team did a fantastic job on on working on this and we look forward to launching it to our clients.

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The next thing we did in the fourth quarter was we relaunched the virtual events, one on one platform in our system.

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So, historically, we we built the virtual events platform, but the one on one feature was very limited.

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Now we’ve expanded on that one on one feature we’ve given it the ability to do all kinds of statistical analysis about who’s visiting what companies.

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What how long they’re how long they’re watching presentations how long they’re staying in the presentation.

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Is there any type of crossover between the different companies that they’re watching so a lot of tools that are very valuable in understanding.

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things about the investors that are watching these events and also.

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Other we built in additional functionality, that is very helpful for the organizers of these one on one events so you know, these things are never finished and they’re constantly evolving, but this update was a was a major milestone for our.

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Virtual one on one system so we’re excited to launch this as well, so now, you know we’d like to open it up for questions, I know that.

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You know some of you wanted us to talk today about our US acquire only operating income numbers but.

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Just with where the auditors are with everything getting pushed back because of all this big token stuff we just want to.

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Get the go ahead and the approval from the auditors on on the numbers before we share them with you guys I think we’ll have those in short order.

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I don’t think it’ll be you know much longer, but I think that.

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Instead of trying to show something today that might have some even more even minor modifications on them we don’t want to do that and we want to just you know also add a respect for what daughters are doing.

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Make sure that they’ve given their approval for it and that they’ve given the go ahead to to share that with you and we had hoped to have that to you by today, but unfortunately we don’t.

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But, and I, so I know some of the questions that you are going to want to ask are going to be around that specifically.

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But, knowing that we don’t have those to share with you today and we just really want you know when we scheduled this call, we had hoped that we would have those numbers ready.

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And unfortunately they’re not so, if you have any questions that we can answer related to the things that we’ve already shared then we’ll be happy to answer those questions.

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Morgan Fogg: Great Thank you Chris and we do have a couple of questions so we’ll go ahead and start with my Crawford from the Riley Mike if you want to go ahead and perfect, we can see you.

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Mike Crawford: Thanks Morgan.

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Mike Crawford: Thanks Chris so.

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Mike.

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Mike Crawford: um well one the 15.6 million is to acquire bookings are fantastic and q1 Ms the second highest ever the trailing 12 months to acquire bookings over 50 million, so what would prevent slacks from generating over 50 million of revenue in 22.

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Chris Miglino: We would have to see a significant decline in bookings between now and the end of the year, in order for that to happen, because.

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Chris Miglino: We already have a good chunk of that already you know in place, and obviously like I said earlier, if you everything that gets booked in in q1.

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Chris Miglino: Has the full year to run versus you know everything, so if q1 and q2 are as strong as we think they’re going to be then that that should not be an issue.

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Mike Crawford: Okay um.

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I.

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Mike Crawford: I guess I heard what you said about not being able to provide just acquire level more supplier level information, so I will ask about that per se, but you did say you added 24 new subscribing companies during the quarter um do you have a sense of repeat.

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Mike Crawford: Customers or or churn.

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Chris Miglino: yeah so since we took those slides out of the presentation, because they’re part of the financial discussion, but there were still at around an 87% renewal rate on on everything so that states.

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Chris Miglino: kind of consistent.

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Chris Miglino: So we’re you know we’re right there so we’re seeing continued renewal from a lot of the clients, as well as these new people join it into the platform.

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Mike Crawford: And while the.

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Mike Crawford: Number of subscribing companies is important, even more important is what kind of digital marketing services they’re they’re buying from from slack so is that a similar renewal rate in companies that have run those campaigns.

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Chris Miglino: yeah I don’t have that exact number but we’ll be sure to have that for you in the next presentation, when we.

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Chris Miglino: You know, when we do the the final numbers.

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Chris Miglino: will make sure we have that for you.

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Mike Crawford: And i’ll just test one more that are you allowed to say what your cash and security bounces today or the end of the quarter.

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Chris Miglino: I just think that we let’s just wait for that you know with all this stuff with big token like the process of getting this big token stuff on wound from tracks literally pushed the audit by almost four weeks like they were.

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Chris Miglino: It was in depth, we were waiting, you know we don’t control big token any longer, and we needed information from big token where you know pushing hard to not to be to not need to wait for information from big token and and.

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Chris Miglino: So it’s just it’s been a big overhang on getting all that done so not that we don’t know what that number is it’s just that we’d rather share it when we have everything finished, if you don’t mind.

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Mike Crawford: Okay, and then i’m almost done, first I want, I want to thank you guys for hosting our be round with securities virtually sports investor day to day, and the one on one platform work rate.

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Mike Crawford: and

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Mike Crawford: Just final question for me is regarding big tote and you have converted your securities into preferred with where you can hold a maximum of 4.9% of the common any given time, so what.

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Mike Crawford: Steps need to occur for you to be able to sell some of the common that you hold and big token that’s My final question, thank you.

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Chris Miglino: So they need to file an eight K about their merger and they need to file their 10 K once they’re eight K and they’re 10 K are.

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Chris Miglino: Our file, then we would be able to participate, just like everybody else in the in the market, but, as you can imagine, this is, you know the valuation of that piece of the business is something that’s been you know of issue right So if you just take it at the at its face value.

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Chris Miglino: it’s worth 190 $4 million for tracks, but you know, in order to realize that the price would have to stay here, and it would take us.

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Chris Miglino: 70 years at at the existing volume to realize that value so as you can imagine, this type of putting that type of asset on the books.

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Chris Miglino: Is you know could continue to create dramatic swings in the operating results for acquire.

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Chris Miglino: So you know if the stock was up 194 million and then down and other 50 million and then up 20 million, I mean it, it would create unrealistic numbers inside the acquiring tracks p&l.

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Chris Miglino: So with that’s, that is what we’re you know contending with is to you know provide realistic expectations about the true value of of that asset, so that it doesn’t.

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Chris Miglino: mask.

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Chris Miglino: The real value that’s acquire is generating for its investors.

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Mike Crawford: All right, thank you very much.

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Chris Miglino: Thanks Mike.

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Morgan Fogg: Thank you Mike up next we have john hickman from lautenberg if you want to unmute.

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Jon Hickman: Okay, thanks for taking my call or my questions of what happened, could you talk about the q3 bookings from last year seems like they were down.

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Jon Hickman: kind of bucking the trend there for the rest of the year was there something special about that quarter.

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Chris Miglino: i’m now, it was just.

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Chris Miglino: I think that quarter, we just had a you know a little bit of a pause in the summertime because it’s a little harder to get CEOs and and had people on the phone in July and August.

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Chris Miglino: So I think we, we saw maybe a little bit of seasonality there on closing up those transactions and then I think you you saw that come back you know into into.

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Chris Miglino: October November, December into the into the fourth quarter last year and I think that’s why I saw a big jump also in the number in the fourth quarter, where we had our largest quarter ever.

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Chris Miglino: In bookings.

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Jon Hickman: And then going back to your slide about warrants.

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Jon Hickman: what’s the exercise price for the warrants that expire in April.

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Chris Miglino: Most of them are $3 and the but the bulk of them are at at $3.

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Jon Hickman: And the ones in the fall.

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Chris Miglino: The ones in the fall.

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Chris Miglino: I can get that tea I think it’s around 375 I believe the if you looked at the average of those it’s around 375 Mike Mike do you know the answer to that.

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Michael Malone: i’m just pulling it up right now, but I think.

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Michael Malone: to your point, Chris it’s about three it’s 375 on average.

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Jon Hickman: So theoretically those well technically they’re in the money right now.

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Jon Hickman: And if the stock price stays the same people would exercise rather than let those go okay.

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Jon Hickman: let’s see.

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Jon Hickman: I think.

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Jon Hickman: The rest of my questions were answered except the ones that you can’t answer today.

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Jon Hickman: i’ll just pass it on to the next.

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Jon Hickman: questioner okay.

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Chris Miglino: Thank you very much john.

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Morgan Fogg: Thanks john up next we have Jimmy calorie from Dawson James.

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James Mcilree: yeah thanks a lot.

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James Mcilree: Chris can you talk a little bit about the the bookings.

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James Mcilree: The the increase in the past couple of quarters you suggested that part of it is seasonal but is there something else going on, is there a function of how the market is moving or salesforce increase or or something else what’s.

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Chris Miglino: yeah good.

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Chris Miglino: driver yeah when we when we had a hit in the market over the first quarter here, we saw an increase in the number of companies that were interested in our services.

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Chris Miglino: So those definitely you know.

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Chris Miglino: We didn’t know what that would look like because we only been in the market, during a uptrend and and not a downtrend, so I think that we’re finding that both stocks moving up and also moving down are.

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Chris Miglino: You know, driving sales for the company, so when you’re you know when you have stuff coming down everybody wants to know who’s selling their stock who’s holding the major positions.

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Chris Miglino: So we’ve you know we’ve gotten a lot of new business because of that and we’ve also increased our our.

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Chris Miglino: Analysts team, we have hired a head of capital markets, that is, you know, working with all of our customers to.

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Chris Miglino: help them understand what’s going on within their individual stocks and and helping them leverage the pot of the platform to its fullest extent.

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Chris Miglino: So that they get the most out of it, so is the increase in in bookings due to a you know this, the market moving one way or another, I think it has an impact, I think that.

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Chris Miglino: But also we’ve hired a lot of new sales people that are now hitting their stride they were new in the middle of last year, and are are now all contributing into the process so.

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Chris Miglino: You know they’re no longer in the training process they’ve been here at least six months, plus and have a detailed understanding of of everything and are doing a fantastic job in in talking to all types of companies.

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Chris Miglino: So I think that that’s why we’re seeing this continued increase in sales.

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James Mcilree: And can you share with us how many sales people you had at the middle of last year versus what you have now.

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Chris Miglino: yeah at the middle of last year, I think.

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Chris Miglino: I think we had.

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Chris Miglino: Like five.

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Chris Miglino: And we’ve added an additional.

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Chris Miglino: we’ve added an additional five so we’re close up to around 10 sales people in that in that is, including all of us, you know that that sell so.

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Chris Miglino: And those you know those additional sales, people are are bringing in deals now and they’re starting to contribute to the process.

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James Mcilree: And is that salesforce is that going to be added to either significantly or modestly over the next 12 months.

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Chris Miglino: I think everybody that we are have either hired or are in discussions to hire right now is that’s it and we’re going to stay put with that.

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Chris Miglino: For probably a 12 month period, unless there’s somebody amazing that that comes to our attention, but I think at this at this point where you know we’re sat on what we’re going to do.

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James Mcilree: Right and my last one is, can you talk a little bit about.

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James Mcilree: listed versus non listed business i’m not sure if you can talk about revenue, but if you can that’d be great if you can then how about bookings listed versus non listed bookings.

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Chris Miglino: Well, our goal is to increase the number of.

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Chris Miglino: listed companies significantly this this year that’s one of our key mandates for the year, so the the team is spending a lot of time calling on you know listed companies, but by no means are we.

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Chris Miglino: You know, are we shy or having are adverse to working with the smaller companies that that were out there we’ve been a smaller company ourselves, and we understand what it’s like.

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Chris Miglino: To be there and we’ve you know we built this platform, because of the things that we needed as a small public company, so I don’t have the exact numbers for you here, but when we do our.

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Chris Miglino: presentation will have the exact numbers for you.

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Chris Miglino: Unless like unless unless Mike has that at his fingertips Mike do you happen to have that, by any chance.

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Michael Malone: You know I don’t I don’t have the actual number, but I do know, Chris is, as you were saying that you know there’s been a there’s there’s certainly has been an uptick in in the.

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Michael Malone: percentage of our overall bookings coming from listed companies in the in the in the in the first quarter, you know I think it’s around closer to 30 30% 35% of the total, but I will get you the get you the exact numbers.

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James Mcilree: that’s great thanks a lot guys and that’s it for me.

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Chris Miglino: Alright, thanks appreciate it.

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Chris Miglino: awesome.

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Morgan Fogg: Everybody.

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Chris Miglino: I did, let me just say you know I hope when we you know get this big token things squared away that the you know getting rid of that that noise in the panel is going to be so much better for us and.

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Chris Miglino: You know, so that, and this will be the last quarter that we really have to.

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Chris Miglino: You know contend with that issue, hopefully so were you know working hard towards that and then going into the full year of.

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Chris Miglino: We you know we can just really focus on the the benefit that’s acquire spring into all the shareholders.

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Morgan Fogg: awesome that concludes our calling questions for today, thank you, everybody for joining the call.